UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 31, 2022
Date of Report (date of earliest event reported)

COPART INC
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
				(Zip Code)
(972) 391-5000
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

INFORMATION INCLUDED IN THIS REPORT
Section 5 — Corporate Governance & Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 31, 2022, Copart, Inc.’s (the “Company,” “we,” “us,” or “our”) stockholders approved an amendment and restatement of our Certificate of Incorporation to, among other things, increase the number of authorized shares of common stock of Copart, Inc. from 400,000,000 to 1,600,000,000 (the “Restated Certificate”). We filed the Restated Certificate on October 31, 2022 with the Secretary of State of the State of Delaware, and the Restated Certificate became effective upon filing.

The foregoing description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

We held our special meeting of stockholders on October 31, 2022 (the “Special Meeting”). Of the 238,060,246 shares of our common stock outstanding as of the record date of October 3, 2022, 209,284,728 shares were represented at the Special Meeting, either in person or by proxy, constituting approximately 87.91% of the outstanding shares of common stock. The matter voted on at the Special Meeting and the votes cast with respect to such matter are set forth below.

1. Authorized Share Increase. Amendment and restatement of our Certificate of Incorporation to, among other things, increase the number of shares of our common stock authorized for issuance from 400,000,000 shares to 1,600,000,000 shares, primarily to facilitate a 2-for-1 split of our common stock in the form of a stock dividend:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
198,635,737	10,466,063	182,928	0
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
(d)    Exhibits.
Exhibit Number        Description
3.1                Amended and Restated Certificate of Incorporation of Copart, Inc.
104                Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 2, 2022                 COPART, INC.

By:	/s/ Gavin Renfrew
Gavin Renfrew
Vice President of Global Accounting and Principal Financial Officer